Income Taxes	12 Months Ended
Dec. 31, 2014
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Income Taxes

NOTE 21

Income Taxes

The components of income tax expense for the years ended December 31 included in the Consolidated Statements of Income were as follows:

(Millions)	2014	2013	2012
Current income tax expense:
U.S. federal	$2,136	$1,730	$982
U.S. state and local	264	288	189
Non-U.S.	412	514	445
Total current income tax expense	2,812	2,532	1,616
Deferred income tax expense (benefit):
U.S. federal	352	113	359
U.S. state and local	39	4	39
Non-U.S.	(97)	(120)	(45)
Total deferred income tax expense	294	(3)	353
Total income tax expense	$3,106	$2,529	$1,969

A reconciliation of the U.S. federal statutory rate of 35% percent to the Company’s actual income tax rate for the years ended December 31 on continuing operations was as follows:

	2014	2013	2012
U.S. statutory federal income tax rate	35.0%	35.0%	35.0%
(Decrease) increase in taxes resulting from:
Tax-exempt income	(1.5)	(1.6)	(1.6)
State and local income taxes, net of federal benefit	2.7	3.1	2.5
Non-U.S. subsidiaries earnings(a)	(2.2)	(2.8)	(5.2)
Tax settlements(b)	(0.5)	(1.9)	(0.2)
All other	1.0	0.3	―
Actual tax rates(a)	34.5%	32.1%	30.5%

  Results for all years primarily included tax benefits associated with the undistributed earnings of certain non-U.S. subsidiaries that were deemed to be reinvested indefinitely. In addition, 2012 included tax benefits of $146 million, which decreased the actual tax rates by 2.3 percent related to the realization of certain foreign tax credits.
  Relates to the resolution of tax matters in various jurisdictions.

The Company records a deferred income tax (benefit) provision when there are differences between assets and liabilities measured for financial reporting and for income tax return purposes. These temporary differences result in taxable or deductible amounts in future years and are measured using the tax rates and laws that will be in effect when such differences are expected to reverse.

The significant components of deferred tax assets and liabilities as of December 31 are reflected in the following table:

(Millions)	2014	2013
Deferred tax assets:
Reserves not yet deducted for tax purposes	$3,926	$3,813
Employee compensation and benefits	789	721
Other	266	546
Gross deferred tax assets	4,981	5,080
Valuation allowance	(75)	(121)
Deferred tax assets after valuation allowance	4,906	4,959
Deferred tax liabilities:
Intangibles and fixed assets	1,597	1,465
Deferred revenue	498	453
Deferred interest	350	363
Asset securitization	162	130
Investment in joint ventures	223	10
Other	62	95
Gross deferred tax liabilities	2,892	2,516
Net deferred tax assets	$2,014	$2,443

A valuation allowance is established when management determines that it is more likely than not that all or some portion of the benefit of the deferred tax assets will not be realized. The valuation allowances as of December 31, 2014 and 2013 are associated with net operating losses and other deferred tax assets in certain non-U.S. operations of the Company.

Accumulated earnings of certain non-U.S. subsidiaries, which totaled approximately $9.7 billion as of December 31, 2014, are intended to be permanently reinvested outside the U.S. The Company does not provide for federal income taxes on foreign earnings intended to be permanently reinvested outside the U.S. Accordingly, federal taxes, which would have aggregated approximately $3.0 billion as of December 31, 2014, have not been provided on those earnings.

Net income taxes paid by the Company during 2014, 2013 and 2012, were approximately $2.5 billion, $2.0 billion and $1.9 billion, respectively. These amounts include estimated tax payments and cash settlements relating to prior tax years.

The Company is subject to the income tax laws of the U.S., its states and municipalities and those of the foreign jurisdictions in which the Company operates. These tax laws are complex, and the manner in which they apply to the taxpayer’s facts is sometimes open to interpretation. Given these inherent complexities, the Company must make judgments in assessing the likelihood that a tax position will be sustained upon examination by the taxing authorities based on the technical merits of the tax position. A tax position is recognized only when, based on management’s judgment regarding the application of income tax laws, it is more likely than not that the tax position will be sustained upon examination. The amount of benefit recognized for financial reporting purposes is based on management’s best judgment of the largest amount of benefit that is more likely than not to be realized on ultimate settlement with the taxing authority given the facts, circumstances and information available at the reporting date. The Company adjusts the level of unrecognized tax benefits when there is new information available to assess the likelihood of the outcome.

The Company is under continuous examination by the Internal Revenue Service (IRS) and tax authorities in other countries and states in which the Company has significant business operations. The tax years under examination and open for examination vary by jurisdiction. The IRS has completed its field examination of the Company’s federal tax returns for years through 2007; however, refund claims for certain years continue to be reviewed by the IRS. In addition, the Company is currently under examination by the IRS for the years 2008 through 2011.

The following table presents changes in unrecognized tax benefits:

(Millions)	2014	2013	2012
Balance, January 1	$1,044	$1,230	$1,223
Increases:
Current year tax positions	4	124	51
Tax positions related to prior years	111	176	64
Decreases:
Tax positions related to prior years	(181)	(371)	(44)
Settlements with tax authorities	(67)	(94)	(25)
Lapse of statute of limitations	(1)	(21)	(37)
Effects of foreign currency translations	(1)	―	(2)
Balance, December 31	$909	$1,044	$1,230

Included in the unrecognized tax benefits of $0.9 billion, $1.0 billion and $1.2 billion for December 31, 2014, 2013 and 2012 are approximately $412 million, $427 million and $452 million, respectively that, if recognized, would favorably affect the effective tax rate in a future period.

The Company believes it is reasonably possible that its unrecognized tax benefits could decrease within the next 12 months by as much as $489 million principally as a result of potential resolutions of prior years’ tax items with various taxing authorities. The prior years’ tax items include unrecognized tax benefits relating to the deductibility of certain expenses or losses and the attribution of taxable income to a particular jurisdiction or jurisdictions. Of the $489 million of unrecognized tax benefits, approximately $369 million relates to amounts that if recognized would be recorded to shareholders’ equity and would not impact the Company’s results of operations or the effective tax rate.

Interest and penalties relating to unrecognized tax benefits are reported in the income tax provision. During the years ended December 31, 2014, 2013 and 2012, the Company recognized benefits of approximately $19 million, $31 million and $8 million, respectively, of interest and penalties. The Company has approximately $126 million and $144 million accrued for the payment of interest and penalties as of December 31, 2014 and 2013, respectively.